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                                                                   Exhibit 10.04

                         Pledge And Security Agreement

     This Pledge and Security Agreement (the "Agreement") is dated as of September 6, 1996, made by LaSalle Partners Management Limited Partnership, a Delaware limited partnership ("LPML") and LaSalle Partners Limited Partnership, a Delaware limited partnership ("LPL") (LPL and LPML are hereinafter referred to collectively as the "Grantors" and individually as a "Grantor") and Harris Trust and Savings Bank ("Harris") with its mailing address 111 West Monroe Street, acting as agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent");

                         W i t n e s s e t h  T h a t:

     Whereas, the Grantors, Harris, individually and as agent, and LaSalle National Bank, have entered into a Credit Agreement dated as of September 6, 1996 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which such lenders (Harris and the other lenders which are now or which from time to time hereafter become party to the Credit Agreement being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Grantors;

     Whereas, as a condition precedent to extending the credit facilities to the Grantors under the Credit Agreement, the Lenders have required, among other things, that the Grantors grant to the Agent a lien on and security interest in certain personal properties of the Grantors as collateral security for such credit facilities and related obligations pursuant to this Agreement;

     Now, Therefore, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Security Interest. Each Grantor hereby grants to the Agent for the benefit of the Lenders a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have a continuing lien on and security interest in, any and all right, title and interest of such Grantor, whether now owned or existing or hereafter created, acquired or arising, in and to the following: (a) all promissory notes and other instruments payable to or otherwise acquired by such Grantor and any and all rights in and to any and all agreements and collateral securing or relating thereto and the shares of the capital stock of the issuers, each as listed and described on Schedule A attached hereto and made a part hereof as such Schedule may from time to time be amended as hereinafter set forth, and all substitutions and additions to such shares, notes or instruments (herein, the "Pledged Securities"), (b) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities, (c) all

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other rights and privileges incident to the Pledged Securities, and (d) all proceeds and products of the foregoing (all of the foregoing being hereinafter referred to collectively as the "Collateral"). This pledge and assignment constitutes an assignment of the rights of each Grantor with respect to the Collateral only and not an assignment of any duties or obligations either Grantor may have with regard to the management of, or the giving of advice to, the issuers of the Pledged Securities.

     2. Obligations Hereby Secured. The lien and security interest granted and provided for herein is made and given to secure, and shall secure, the payment and performance of (a) the Obligations (as defined in the Credit Agreement) and
(b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent or any Lender in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby other than any of the foregoing that result from the gross negligence or willful misconduct of the Agent or such Lender (all of the foregoing being hereinafter referred to as the "Obligations").

     3. Covenants, Agreements, Representations and Warranties. Each Grantor hereby covenants and agrees with, and represents and warrants to, the Agent and Lenders that:

     (a) Each Grantor is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware, is the sole and lawful legal, record and beneficial owner of the Collateral, and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law, or any judgment, injunction, order or decree binding upon either Grantor, or any provision of either Grantor's partnership agreement, or any covenant, indenture or agreement of or affecting either Grantor or any of their respective property, or (ii) result in the creation or imposition of any lien or encumbrance on any property of either Grantor except for the lien and security interest in the Collateral granted to the Lender pursuant to this Agreement and except as permitted under Section 6.15(g) of the Credit Agreement. Each Grantor's chief executive office is located at 200 East Randolph, Chicago, Illinois 60601, and neither Grantor shall move its chief executive office without first providing the Agent 30 days prior written notice of such Grantor's intent to do so, provided that each Grantor shall at all times maintain its chief executive office in the United States of America and, with respect to any such new location, such Grantor shall have taken all action requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect.

     (b) The certificates, if any, for all shares of the Pledged Securities shall be delivered by the Grantors to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may at any time after the occurrence and during the continuance of a Default cause to be transferred into its name or into the name of its
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nominee or nominees any and all of the shares of the Pledged Securities. The
Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations. The Grantors have delivered the only executed original of the Pledged Securities to the Agent, the same has not been amended or modified in any respect, the unpaid principal balance of each Pledged Security that constitutes a note or instrument as of the date hereof is as set forth on Schedule A hereto; and there is not any defense, set-off or counterclaim to the obligation of the obligor thereon to pay the principal of and interest on each Pledged Security that constitutes a note or instrument as and when the same becomes due and payable. The Grantors have delivered to the Agent true and correct copies of all instruments and documents securing the Pledged Securities or setting forth terms and conditions applicable thereto (collectively the "Loan Documents") and the same have not been amended or modified in any respect (except for amendments and modifications reflected in written instruments, copies of which have heretofore been delivered to the Agent). To the best knowledge of the Grantor, each obligor under a Pledged Security that constitutes a note or instrument is in full compliance with their respective obligations thereunder and the applicable Loan Documents, and no default has occurred and existing thereunder.

     (c) The Pledged Securities have been validly issued and are fully paid and nonassessable. There are no outstanding commitments or other obligations of the issuer of any of the Pledged Securities to issue, and no options, warrants or other rights of any person or entity to acquire, any share of any class or series of capital stock of such issuer. Each Grantor further agrees that in the event that such Grantor shall acquire any additional capital stock of any class or series of such issuer, such Grantor shall forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock (other than directors' qualifying shares as required by law).

     (d) The Collateral and every part thereof is and will be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent therein and the Liens permitted under Section
6.15 of the Credit Agreement. Each Grantor shall warrant and defend the Collateral against any claims and demands of all persons or entities at any time claiming the same or any interest in the Collateral adverse to the Agent. Each Grantor has the right to vote the Collateral and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Collateral, except as provided by federal and state laws applicable to the sale of securities generally or as otherwise disclosed to the Lender in writing.

     (e) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

     (f) Except as permitted in Section 6.11 or Section 6.15(g) of the Credit Agreement, neither Grantor shall, without the Agent's prior written consent, sell, assign, pledge, encumber, or otherwise dispose of the Collateral or any interest therein.

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     (g)  Each Grantor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against such Grantor or the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon any of the Collateral and such Grantor shall have established adequate reserves therefor.

     (h) Each Grantor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent or any Lender may deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, stock powers, financing statements, instruments and documents as the Agent or any Lender may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "Code"). Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to either Grantor wherever the Agent in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Grantor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent or any Lender in their sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction. Each Grantor agrees to mark its books and records to reflect the lien and security interest of the Agent in the Collateral.

     (i) If, as and when a Grantor delivers any securities, notes or instruments for pledge hereunder in addition to those listed on Schedule A hereto, such Grantor shall furnish to the Agent a duly completed and executed amendment to such Schedule in substantially the form (with appropriate insertions) of Schedule B hereto reflecting the securities pledged hereunder after giving effect to such addition.

     (j) After the occurrence and during the continuance of a Default or the occurrence of an event which with the lapse of time or the giving of notice would be a Default under Section 7.6 of the Credit Agreement, on failure of a Grantor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Grantors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum applicable to past due Domestic Rate Loans (as defined in the Credit Agreement). No such performance of any covenant or agreement by the Agent on behalf of a
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Grantor, and no such advancement or expenditure therefor, shall relieve such
Grantor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether a Grantor is required to perform same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of either Grantor maintained with the Agent but excluding all accounts of any Grantor in a fiduciary capacity for the amount of such sums and amounts so expended.

     (k) The Grantors will cause each obligor of a Pledged Security to fully and completely observe and perform all of its covenants and agreements under the Pledged Security and Loan Documents and will not amend, modify or waive any of same in any manner which materially adversely affects the Pledged Securities or the Agent's interest therein. Each Grantor agrees that it will not release any collateral or guarantors for any Pledged Security or otherwise take any action which would impair the value or collectability of the Collateral or any part thereof. Each Grantor further agrees to promptly deliver to the Agent notice of any default under any Pledged Security.

     4. Special Provisions re: Voting Rights, Dividends and Principal Payments. Unless and until a Default has occurred and thereafter until notified by the Agent pursuant to Section 6(a) hereof:

     (a) Each Grantor shall be entitled to exercise all voting and/or consensual powers pertaining to such Grantor's Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

     (b) Each Grantor shall be entitled to receive and retain all dividends which are paid in cash out of earned surplus of the issuer of the relevant Pledged Securities; but, except as permitted by the Credit Agreement, all dividends paid upon or in respect of the Collateral and all stock or other property distributed in respect thereof representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Collateral or any part thereof or resulting from a split-up or reclassification of the Collateral or any part thereof or received in addition to, in substitution of or in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by a Grantor and shall when received by the Agent be applied by the Agent in reduction of the Obligations to the extent required by the Credit Agreement.

     (c) All sums due and to become due on the Pledged Securities that constitute notes or instruments shall be remitted directly to the Agent for application in reduction of the
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indebtedness hereby secured in such order and manner and at such times as provided in the Credit Agreement; provided, however, that the Lenders agree that unless and until a Default or an Unmatured Default occurs hereunder the applicable Grantor may collect and receive and retain for its own use regularly scheduled installment payments of principal and of interest on the Pledged Securities that constitute notes or instruments.

     (d) In order to permit a Grantor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Grantor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of a Grantor, from time to time execute and deliver to such Grantor appropriate proxies and dividend orders.

     (e) In order to permit the Agent to receive all cash and other property to which it may be entitled under subsection (b) or (c) above, each Grantor shall, if necessary, upon the written request of the Agent, from time to time execute and deliver to the Agent appropriate dividend orders.

     5. Power of Attorney. Each Grantor hereby appoints the Agent, and each of its nominees, officers, agents, attorneys, and any other person whom the Agent may designate, as such Grantor's attorney-in-fact, with full power and authority upon the occurrence and during the continuation of a Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any a part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Grantor could itself do, to endorse such Grantor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Grantor, or otherwise, which the Agent or any Lender may deem necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Grantor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without a Grantor's signature appearing thereon, and each Grantor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Grantor without notice thereof to such Grantor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and all agreements of the Agent or any Lender to extend credit to or for the account of either Grantor under the Credit Agreement have expired or otherwise have been terminated.
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     6.   Defaults and Remedies.

     (a) If a Default shall have occurred and be continuing, all rights of each Grantor to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 4(b) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which such Grantor would otherwise have been authorized to retain pursuant to Section 4(b) hereof and all rights of such Grantor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 4(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine.

     (b) Upon the occurrence and during the continuation of any Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Grantor hereby waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell all the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. The Agent is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. In addition to all other sums due the Agent and Lenders hereunder, each Grantor shall pay the Agent all costs and expenses incurred by the Agent, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent or a Grantor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Grantors in accordance
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with Section 11(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to a Grantor if such Grantor has signed, after a Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent may be the purchaser at any such sale or other disposition of the Collateral or any part thereof. Each Grantor hereby waives all of its rights of redemption from any sale or other disposition of the Collateral or any part thereof. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     (c) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar type securities, it being understood, however, that the Agent shall have no responsibility for (a) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or
(c) initiating any action to protect the Collateral against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of either Grantor in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation.

     (d) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between a Grantor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver by the Agent or any Lender shall be effective unless it is in writing and then only to the extent specifically stated. Neither the Agent nor any party acting as attorney for the Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent may have.

     7. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Obligations to the extent required by the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations, and termination of this Agreement, shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.
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The Grantors shall remain liable to the Agent and Lenders for any deficiency.

     8. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Lenders to extend credit to or for the account of either Grantor under the Credit Agreement have expired or otherwise have been terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Grantors, forthwith release its security interest hereunder.

     9. The Agent. In acting under or by virtue of this Agreement, the Agent shall bc entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement all of which provisions of the Credit Agreement (including, without limitation, Article IX thereof) are incorporated by reference herein with the same force and effect as if set forth herein. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or the value of the Collateral.

     10. Primary Security; Obligations Absolute. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Grantor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit or otherwise make financial accommodations available to the Grantors under the Credit Agreement have expired or otherwise have been terminated. Each Grantor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any holder of any of the Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. Without limiting the restrictions contained in Section 10.13 and 10.14 of the Credit Agreement, the lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof or of any obligor thereon. The Lenders may at their discretion at any time grant credit to the Grantors, or any of them individually, without notice to any Grantor in such amounts and on such terms as the Lenders may elect without in any manner impairing the lien and security hereby created and provided for. No release, compromise or discharge of any Grantor hereunder or with respect to any of the Obligations or any Collateral provided by such Grantor shall release or discharge, or impair the agreements of, any other Grantor hereunder or in any manner impair the liens and security interests granted by any other Grantor hereunder; and the Agent may proceed against the Collateral provided hereunder by any one or more of the Grantors without proceeding against the other Grantors, their respective properties or any other security or guaranty whatsoever. Without limiting the generality of the foregoing, the requisite number of Lenders (as determined in accordance with the terms of the Credit Agreement) may at any time or from time to time release any Grantor from its obligations hereunder or release any Collateral or effect any compromise with any Grantor, and no such release or compromise shall in any manner impair or otherwise effect the liens granted by, or the obligations of, the other Grantors hereunder. In order to foreclose or otherwise realize hereon and to exercise the rights granted the Agent hereunder and under applicable law, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to any Borrower or any other obligor on any of the Obligations or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     11.  Miscellaneous.

     (a) This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies and options given to the Agent hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations and warranties of and in this Agreement shall bind the Grantors and their respective legal representatives, successors and assigns, provided that neither Grantor may assign its rights or delegate its duties hereunder without the Agent and Lenders' prior written consent. Each Grantor hereby releases the Agent from any liability for any act or omission relating to the Collateral or this Agreement, except for the Agent's gross negligence or willful misconduct.

     (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

     to the Grantors at:                 to the Agent at:
     LaSalle Partners Limited            Harris Trust and Savings Bank
     200 East Randolph                   111 West Monroe Street
     Chicago, Illinois 60601             Chicago, Illinois 60690
     Attention: Mr. Timothy McGarrity    Attention: Emerging Majors
     Telecopy: (312) 782-4339            Telecopy: (312) 461-2591

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid, or (iii) if given by any other means, when delivered at the addresses specified in this Section.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the enforcement of any remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the benefit of the Lenders.

     (d) All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Grantor" and "Grantors" as used herein shall mean and include the Grantors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Grantors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Grantors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Grantor only with respect to the Collateral owned by it or represented by such Grantor as owned by it.

     (e) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     (f) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (g) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Grantor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Grantor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

     (h) Each Grantor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Grantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. Each Grantor, the Agent and the Lenders each hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     In Witness Whereof, the Grantor has caused this Agreement to be duly executed and delivered the day and year first above written.

                      LaSalle Partners Limited Partnership,
                       a Delaware Limited Partnership


                      By  /s/ Timothy M. McGarrity
                        -------------------------------------------------------
                      Its Vice President, Treasurer and Assistant Secretary
                          -----------------------------------------------------



                        LaSalle Partners Management Limited,
                         Partnership, a Delaware Limited Partnership


                       By  /s/ Charles K. Esler
                         -------------------------------------------------------
                       Its President, Managing Director, Treasurer and Secretary
                           -----------------------------------------------------

Acknowledged and Agreed to as of the date first written above.

                              Harris Trust and Savings Bank, as Agent


                                By   /s/ M. Elizabeth Gilliam
                                  --------------------------------------
                                Its   Vice President
                                   -------------------------------------